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                                                                   Exhibit 10(o)

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 13, 2001 (this "Amendment"), amends the Credit Agreement, dated as of June 30, 2000 (as heretofore amended, the "Credit Agreement"), among Integra Bank Corporation (the "Borrower"), the various financial institutions parties thereto (collectively, the "Lenders") and Bank One, NA, as agent (the "Agent") for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

      WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrower from time to time; and

      WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      SECTION 1 AMENDMENTS. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.4 below.

      1.1 Commitment. The definition of "Commitment" in Article I of the Credit Agreement is hereby amended to state in its entirety as follows:

            "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature on the Second Amendment hereto or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

      1.2 Reduction of Aggregate Commitment. Section 2.5 of the Credit Agreement is hereby amended by adding the following clause (d) at the end:

            "(d) The Aggregate Commitment shall be reduced by $5,000,000 on December 31, 2001 and $5,000,000 on March 31, 2001. Reductions of the Aggregate Commitment made pursuant to clause (a) of this Section shall not reduce the required reductions under this clause (d). The Borrower shall, upon any such reduction, prepay the amount of any outstanding Loans in excess of the reduced Aggregate Commitments."

      1.3 Ratio of Loan Loss Reserves to Non-Performing Assets. Section 6.14 of the Credit Agreement is hereby amended to state in its entirety as follows:

            (c) Its ratio of Loan Loss Reserves to Non-Performing Assets to be less than 0.55 to 1.0 at any time prior to March 31, 2002 and 1.0 to 1.0 at any time on or after March 31, 2002.
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      1.4   Loan Reserve Analysis. Clause (xi) of Section 6.1 of the Credit
Agreement is hereby renumbered as "(xii)" and a new clause (xi) is added in proper order stating in its entirety as follows:

            "(xi) promptly after review by the Board of Directors of the Borrower and in any event not later than four weeks after each fiscal quarter end, the loan reserve analysis for the Borrower and its Subsidiaries."

      SECTION 2 WAIVER. The Lenders hereby waive any Default or Unmatured Default arising under Section 6.14(c) of the Credit Agreement prior to the date hereof, so long as such Default or Unmatured Default shall not be continuing after giving effect to this Amendment.

      SECTION 3 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Lenders.

      3.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the
Agent:

            (a) Amendment. This Amendment, duly executed by the Borrower, the Agent and the Lenders.

            (b) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Borrower, as to (i) resolutions of the Board of Directors of the Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Borrower authorized to act with respect to this Amendment and each other document described herein.

      3.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Agent and each Lender that such statements are true and correct as at such times):

            (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

            (b) after giving effect to this Amendment, no Default or Unmatured Default shall have then occurred and be continuing.

      SECTION 4 REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and each Lender as follows:


                                      -2-
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      4.1   Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

            (a) contravene the Borrower's articles or certificate of incorporation or by-laws;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

      4.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower.

      4.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

      SECTION 5 MISCELLANEOUS.

      5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

      5.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

      5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

      5.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      5.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                                      -3-
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      5.6   Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

      5.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    INTEGRA BANK CORPORATION


                                    By /s/ JAMES E. ADAMS
                                      ------------------------------------
                                       Title: Executive Vice President
                                             -----------------------------

                                      S-1
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Commitment: $8,800,000              BANK ONE, NA,
                                       individually and as Agent


                                    By /s/ CORY M. HELFAND
                                      ------------------------------

                                       Title: Vice President
                                             -----------------------


                                      S-2
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Commitment: $8,800,000              US BANK NATIONAL ASSOCIATION
                                    (formerly known as Firstar Bank Milwaukee,
                                    N.A.)


                                    By /s/ JON B. BEGGS
                                       ---------------------------------
                                       Title: Vice President
                                             ---------------------------

                                      S-3
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Commitment: $4,400,000              THE NORTHERN TRUST COMPANY


                                    By /s/ ALISA A. WAXMAN
                                       ---------------------------------
                                       Title: Vice President
                                             ---------------------------

                                      S-4